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                                                                   EXHIBIT 21.1

                         LIST OF SUBSIDIARIES OF THE COMPANY


          The following entities are wholly-owned by the Company:

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|                                             |  PLACE OF INCORPORATION OF    |
|                                             |         ORGANIZATION          |
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|CenterMark Properties Meriden Square, Inc.   |Delaware corporation           |
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|CenterMark Properties of Annapolis, Inc.     |Delaware corporation           |
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|CenterMark Properties of Bonita, Inc.        |Delaware corporation           |
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|CenterMark Properties of Missouri, Inc.      |Delaware corporation           |
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|CenterMark Properties of Vancouver, Inc.     |Delaware corporation           |
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|CenterMark Properties of West Covina, Inc.   |Delaware corporation           |
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|CMF, Inc.                                    |Delaware corporation           |
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|Eagle Rock Properties, Inc.                  |Delaware corporation           |
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|Mid Rivers Office Development 1, Inc.        |Delaware corporation           |
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|Montgomery Mall Limited Partnership          |Maryland limited partnership   |
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|Montgomery Mall Properties, Inc.             |Delaware corporation           |
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|South County Properties, Inc.                |Delaware corporation           |
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|Topanga Center, Inc.                         |Delaware corporation           |
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|West Park Mall, Inc.                         |Delaware corporation           |
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|West Park Partners, L.P.                     |Missouri limited partnership   |
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|WAP HC, Inc.                                 |Delaware corporation           |
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|Westland Properties Inc.                     |Delaware corporation           |
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|The Connecticut Post Limited Partnership     |Connecticut limited partnership|
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|Residential Rentals and Investments, Inc.    |Connecticut corporation        |
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|                                             |  PLACE OF INCORPORATION OF    |
|                                             |         ORGANIZATION          |
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|Trumbull Department Stores, Inc.             |Delaware corporation           |
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|Westfield Management, Inc.                   |California limited partnership |
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|Westland Milford Properties, Inc.            |Delaware corporation           |
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|Westland Partners, Inc.                      |Delaware corporation           |
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|Westland Shopping Center, L.P.               |California limited partnership |
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|Westland South Shore Mall, L.P.              |California limited partnership |
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            The Company owns interests in the following entities:

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|                                  |PERCENTAGE|   PLACE OF INCORPORATION OF   |
|                                  |  OWNED   |          ORGANIZATION         |
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|Annapolis Mall Limited Partnership|  30.00%  |Maryland limited partnership   |
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|EWH Escondido Associates, L.P.    |  45.00%  |Delaware limited partnership   |
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|M-R St. Peters, L.P.              |  50.00%  |Delaware limited partnership   |
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|MBM Associates                    |   1.00%  |California limited partnership |
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|Meriden Square Partnership        |  50.00%  |Connecticut general partnership|
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|Mid Rivers Limited Partnership    |  33.33%  |Missouri limited partnership   |
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|Mission Valley Partnership        |  75.80%  |California limited partnership |
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|Owensmouth Office Associates, Ltd.|  50.00%  |California limited partnership |
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|Plaza Camino Real                 |  40.00%  |California limited partnership |
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|Topanga Plaza Partnership         |  42.00%  |California general partnership |
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|Vancouver Mall                    |  50.00%  |Washington general partnership |
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|West Valley Partnership           |  42.50%  |California limited partnership |
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